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                                                                Exhibit No. 23.2

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the incorporation by reference in this Registration Statement on Form S-8 (File Nos. 333-37426 and 333-4052) of iExalt, Inc. of our report dated July 31, 2000, on the financial statements of PremierCare, LLC. included in Form 8-K/A filed with the Securities and Exchange Commission on September 25, 2000.


                                    /s/ BAIRD, KURTZ AND DOBSON, P.C.
                                        BAIRD, KURTZ AND DOBSON, P.C.

Bowling Green, Kentucky
June 19, 2001